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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 and Form S-8 of Leap Wireless International, Inc. of our report dated February 25, 2000 relating to the consolidated financial statements of Pegaso Telecomunicaciones, S.A. de C.V., which appears in this Form 10-K/A Amendment No. 2.





PricewaterhouseCoopers

Mexico City, Mexico
June 28, 2000